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                                                                    Exhibit 99.6

                          NOTICE OF GUARANTEED DELIVERY

                           VON HOFFMANN HOLDINGS INC.

                                OFFER TO EXCHANGE

                             ALL OF THE OUTSTANDING
                13 1/2% SUBORDINATED EXCHANGE DEBENTURES DUE 2009

                                       FOR

                13 1/2% SUBORDINATED EXCHANGE DEBENTURES DUE 2009
                   REGISTERED UNDER THE SECURITIES ACT OF 1933


       This form or one substantially equivalent hereto must be used by registered holders of outstanding 13 1/2% subordinated exchange debentures due 2009 (the "Old Debentures") who wish to tender their Old Debentures in exchange for a like principal amount of 13 1/2% subordinated exchange debentures due 2009 that have been registered under the Securities Act of 1933 (collectively, the "Registered Debentures") pursuant to the exchange offer described in the Prospectus dated , 2002 (the "Prospectus") if the holder's Old Debentures are not immediately available or if such holder cannot deliver its Old Debentures and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to U.S. Bank National Association (the "Exchange Agent") prior to 5:00 p.m., New York City time, on , 2002. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures" in the Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                         U.S. BANK NATIONAL ASSOCIATION

  BY REGISTERED OR CERTIFIED MAIL:              BY HAND OR OVERNIGHT COURIER:
                                                     180 East 5th Street
         180 East 5th Street                         St. Paul, MN 55101
         St. Paul, MN 55101                          New York, NY 10007
Attention: Reorganization Department        Attention: Reorganization Department


                                  BY FACSIMILE:
                                 (651) 244-0711
                      Attention: Reorganization Department

                        (FOR ELIGIBLE INSTITUTIONS ONLY)

                                  BY TELEPHONE:
                                 (651) 244-0721

       DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

       This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.


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Ladies and Gentlemen:

       The undersigned hereby tenders to Von Hoffmann Holdings Inc. (the "Company") the principal amount of Old Debentures indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

-------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------
                                     NAME AND ADDRESS OF REGISTERED     CERTIFICATE NUMBER(S)     PRINCIPAL AMOUNT
                                       HOLDER AS IT APPEARS ON THE       FOR OLD DEBENTURES       OF OLD DEBENTURES
NAME OF TENDERING HOLDER             OLD DEBENTURES (PLEASE PRINT)            TENDERED                TENDERED
---------------------------------    ------------------------------     ---------------------     -----------------

---------------------------------    ------------------------------     ---------------------     -----------------

---------------------------------    ------------------------------     ---------------------     -----------------

---------------------------------    ------------------------------     ---------------------     -----------------

---------------------------------    ------------------------------     ---------------------     -----------------


                                PLEASE SIGN HERE
    X                                                                                 X
      ----------------------------------------------------------------------              -------------------------

    X                                                                                 X
      ----------------------------------------------------------------------              -------------------------

    X                                                                                 X
      ----------------------------------------------------------------------              -------------------------
                                SIGNATURE(S) OF OWNER                                               DATE

       Must be signed by the holder(s) of Old Debentures as their name(s) appear(s) on certificates for Old
Debentures or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                                        PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):
              -----------------------------------------------------------------------------------------------------

              -----------------------------------------------------------------------------------------------------

              -----------------------------------------------------------------------------------------------------

Capacity:
              -----------------------------------------------------------------------------------------------------

              -----------------------------------------------------------------------------------------------------

              -----------------------------------------------------------------------------------------------------

Address(es):
              -----------------------------------------------------------------------------------------------------

              -----------------------------------------------------------------------------------------------------

              -----------------------------------------------------------------------------------------------------

              -----------------------------------------------------------------------------------------------------


/ /    The Depository Trust Company

       (Check if Old Debentures will be tendered by book-entry transfer)

       Account Number:
                       -----------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.


                                       2
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                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

       The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Debentures (or a confirmation of book-entry transfer of such Old Debentures into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm:
              --------------------------------------          ---------------------------------------------------
                                                                         (AUTHORIZED SIGNATURE)

Address:                                                      Title:
         -------------------------------------------                 --------------------------------------------

                                                              Name:
----------------------------------------------------                 --------------------------------------------
                                          (ZIP CODE)                            (PLEASE TYPE OR PRINT)

                                                              Date:
----------------------------------------------------                 --------------------------------------------
             AREA CODE AND TELEPHONE NO.


NOTE: DO NOT SEND OLD DEBENTURES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD DEBENTURES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.